UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2024

eFFECTOR Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39866 (Commission File Number)	85-3306396 (I.R.S. Employer Identification No.)
142 North Cedros Avenue, Suite B Solana Beach, California		92075
(Address of principal executive offices)		(Zip Code)

(508) 543-1720

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EFTR	Nasdaq Capital Market
Warrants to purchase common stock	EFTRW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 24, 2024, eFFECTOR Therapeutics, Inc. (the “Company”) received notice from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the Company’s announcement on June 24, 2024, that the Company has terminated its employees and plans to wind down its operations, Nasdaq believes the Company is a “public shell” and will apply more stringent criteria to maintain the Company’s listing with Nasdaq. Further, Nasdaq indicated that the Company no longer qualified with certain Nasdaq listing requirements, including the majority independent board requirement under Listing Rule 5605(b)(1); the audit committee composition requirement under Listing Rule 5605(c)(2); the compensation committee composition requirement under Listing Rule 5605(d)(2) and the Independent Director oversight of Director Nominations requirement under Listing Rule 5605(e)(1). Nasdaq also noted that the Company has not regained compliance with the requirement under Listing Rule 5550(b)(2) to maintain a market value of listed securities above $35 million, as previously disclosed by the Company on May 17, 2024.

As a result, Nasdaq provided notice that, unless the Company requests an appeal, trading of the Company’s common stock will be suspended at the opening of business on July 3, 2024 and Nasdaq will file a Form 25 Notification of Delisting with the Securities and Exchange Commission which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company does not plan to appeal the Staff’s determination. The Company further intends to file a Form 15 with the Securities and Exchange Commission to suspend its reporting obligations under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFFECTOR Therapeutics, Inc.

Date: June 25, 2024	By:	/s/ Craig Jalbert
	Name:	Craig Jalbert
	Title:	Chief Executive Officer